The Saratoga Advantage Trust

JAMES ALPHA GLOBAL REAL ESTATE INVESTMENTS PORTFOLIO

Supplement dated July 1, 2013 to the Prospectus Dated December 31, 2012 of the James Alpha Global Real Estate Investments Portfolio (the “Prospectus”)

Reference is made to the section entitled “MANAGEMENT OF THE PORTFOLIO, THE MANAGER” located on page 22 of the Prospectus.  Please note the address of Ascent Investment Advisors, LLC in the first sentence in this section is changed to read:

5690 DTC Blvd., Suite 130-W, Greenwood Village, CO 80111

This Supplement updates and supersedes any contrary information contained in the Prospectus.

Please retain this supplement for future reference.